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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in this Amendment No. 2 to the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 16, 1996 relating to the financial statements of CTB, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse LLP
South Bend, Indiana

July 30, 1997